Semiannual Report


               INTERNATIONAL
               DISCOVERY
               FUND


               APRIL 30, 1998



[GRAPHIC APPEARS HERE]


T. ROWE PRICE

  REPORT HIGHLIGHTS
  --------------------------------
  International Discovery Fund

 . Small companies improved overall, although European markets offered significantly better results than Asia or Latin America.

 . Your fund did well but, in an environment where small-caps lagged, fell modestly behind the large-cap EAFE index.

 . Most European economies posted good growth and low inflation, and the fund increased holdings in the region.

 . Holdings in Japan, Southeast Asia, and Latin America were reduced owing to a lack of compelling investment opportunities.

 . Small-cap stocks currently appear to offer significantly better value than many of their larger counterparts.

FELLOW SHAREHOLDERS


International markets and your fund performed well over the last six and 12 months, but double-digit gains obscured divergent market trends. Improving economic fundamentals, falling bond yields, and corporate restructuring spurred European markets to particularly strong gains, while the Far East struggled through an economic crisis in Southeast Asia and a recession in Japan. Latin America was an area of market strength in 1997, although the problems in Asia have caused volatility in the region's stocks since last autumn.

  --------------------------
  PERFORMANCE COMPARISON
  ----------------------------------------------------
  Periods Ended 4/30/98          6 Months   12 Months
  ----------------------------------------------------
  International Discovery Fund    14.10%      12.49%
  ....................................................
  MSCI EAFE Index                 15.59       19.23
  ....................................................

Your fund enjoyed a strong 14.10% gain over the last six months, which helped to erase the small deficit it posted in the previous six-month period.
Nonetheless, the fund fell modestly short of its EAFE benchmark, which measures performance of the larger companies of Europe, Australasia, and the Far East. The smaller companies your fund focuses on once again did not keep pace with the sharp gains made by large multinational corporations. Fortunately, a low fund weighting in Japan and high exposure to the U.K. added value compared with the EAFE, helping to address the shortfall.

Smaller companies have not been the primary beneficiaries of strong European markets over the last year. Investors have preferred to concentrate on large, liquid stocks where the potential benefits from corporate restructurings and management changes are relatively easy to discern. Similarly, larger companies have benefited most from the perception that the introduction of the euro at the end of 1998 will enhance profitability, improve market opportunities, and reduce costs.

We were encouraged that smaller companies in a number of Europe's markets performed better in the early part of 1998. Their behavior elsewhere was more mixed throughout the period, although small-caps underperformed sharply in Japan at the end of 1997 as investors con-

1999: THE YEAR OF THE EURO


   On the first business day of 1999, several major European countries will officially inaugurate the European Economic and Monetary Union (EMU) and adopt the euro as a single European currency backed by the European Central Bank. The event could be one of the most significant financial developments of the century, creating a vast economic and currency bloc equal to the U.S. in size and power. Since the EMU has far-reaching implications for investors and funds with exposure to European securities, it is important for you to understand what is taking place.

   The currencies of the original participating countries will become fixed rate units of the euro, much the same as the nickel, dime, quarter, and half dollar are denominations of the U.S. dollar. The exchange rates versus the euro were set in May and will officially be determined by the end of 1998.

   Country        Currency    Euro Rate
   -----------------------------------------------------------------------------
   Austria        Schilling       13.91
   .............................................................................
   Belgium        Franc           40.78
   .............................................................................
   Finland        Mark             6.01
   .............................................................................
   France         Franc            6.63
   .............................................................................
   Germany        Mark             1.98
   .............................................................................
   Ireland        Punt             0.80
   .............................................................................
   Italy          Lira          1958.00
   .............................................................................
   Luxembourg     Franc           40.78
   .............................................................................
   Netherlands    Guilder          2.23
   .............................................................................
   Portugal       Escudo         202.70
   .............................................................................
   Spain          Peseta         168.20
   .............................................................................

   Source: The Wall Street Journal, May 4, 1998

   Beginning in January 1999, some European holdings will be redenominated in euros, particularly government securities. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings in your funds will be valued in euros.

   This will not affect the investment value of your funds in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire, and other European currencies are currently converted at the prevailing exchange rates.

   During the transition period, which lasts from January 1, 1999, until June 30, 2002, other countries that have moved to adopt the economic terms of the Maastricht Treaty of 1993 will be able to participate in the EMU. The primary criteria for joining are:

   .  a sustainable budget deficit less than 3% of GDP;

   .  public debt less than 60% of GDP;

   .  low inflation and interest rates; and

   .  no currency devaluations within two years of application.

   Some of the original participants are not totally compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the EMU, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. French Socialists, in particular, would prefer to maintain heavy government subsidies for social programs. Therefore, the jury is still out on whether complete economic and monetary convergence will be attained as planned.

   Assuming all goes well, the national currencies of participating countries will cease to exist and all accounting will be in euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, we do not expect pricing in euros to have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the fund, but we do not anticipate them at this time.

This supplements the prospectus dated March 1, 1998.

     centrated on the international manufacturing companies and avoided smaller companies with domestic exposure.

     The fund continues to lean toward smaller growth companies in attractive areas such as services, capital equipment, and consumer goods.


MARKET REVIEW


     Europe

     Economic conditions in Continental Europe continued to improve over the last six months, with signs that growth may be spreading beyond the export-sensitive sectors. In France, increased consumer confidence began to appear with vehicle sales up strongly in March. A similar trend occurred in Germany, although in both countries high unemployment put a ceiling on consumer enthusiasm. Smaller European economies also enjoyed renewed consumer spending and accelerating growth. Importantly, inflation remained subdued, which allowed bond markets to rally over the last six months. The U.K. was the exception to this benign economic scene: its economy slowed because of higher short-term interest rates and a strong currency. The slowdown is likely to continue through 1998, and only next year might we see renewed growth.

                            [PIE CHART APPEARS HERE]



     GEOGRAPHIC DIVERSIFICATION

     Latin America          2%
     Japan                 11%
     Far East              11%
     Other and Reserves     8%
     Europe                68%

     Based on net assets as of 4/30/98.


     The overall good news encouraged us to increase a reasonably high weighting in Europe's smaller companies, from 59% of assets six months ago to 68% by April 30. We continued to find many attractively priced smaller companies with excellent growth prospects. We expect the Europe portion of your fund to post profit growth of 21% and an average return on equity of 24% in 1998, for which we are paying a price-to-earnings multiple of 19. These figures look compelling relative to the larger companies in Europe, which are growing more slowly and appear much more expensive.

     Over the last six months, we maintained U.K. exposure near 27% of the portfolio. The smaller-company universe is particularly attractive in this market, combining growth, appealing valuations, and aggressive management. One example is Ashtead Group, your fund's largest U.K. holding. This plant hire specialist has been growing at 25% per year and yet carried a price-to-earnings multiple of less than 20. Also attractive were temporary employment firms Select Appointment and Corporate Services Group, specialist auto engineer Mayflower, and support service outsourcing company Serco Group. These enjoy good business franchises, plenty of scope for further expansion, impressive management, and the ability to generate high levels of free cash flow--all characteristics we look for in the smaller companies we purchase.

     The fund's stake in Germany rose from 3% to nearly 8% of assets over the last six months in response to a flow of attractive new issues coming to this market. We added Boewe Systec, which controls about 20% of the world market in cutting-and-inserting machines. This company represents medium-sized German industry at its best: first-rate management, leading-edge products, and a business mix in which high-margin and noncyclical service activities account for a major part of profits. Holdings with similar characteristics include Pfeiffer Vacuum Technology, a leader in vacuum technology; Rofin-Sinar Technologies, which makes laser-cutting and welding machines; and Sartorious, a world leader in sophisticated weighing machines.

     Positions in the Netherlands and Switzerland increased also, to about 7% of assets each. In the Netherlands, we added Athlon, a car leasing

  ------------------------------------------------------------------------------
  MARKET PERFORMANCE
  ------------------------------------------------------------------------------
  Six Months          Local   Local Currency       U.S.
  Ended 4/30/98     Currency vs. U.S. Dollars    Dollars
  ------------------------------------------------------------------------------
  Brazil            20.94%          -3.58%        16.61%
  ..............................................................................
  France            42.66           -4.35         36.45
  ..............................................................................
  Germany           36.45           -4.09         30.87
  ..............................................................................
  Hong Kong         -9.43           -0.21         -9.62
  ..............................................................................
  Indonesia        -14.00          -55.36        -61.61
  ..............................................................................
  Italy             54.01           -4.62         46.90
  ..............................................................................
  Japan             -1.11           -8.98         -9.99
  ..............................................................................
  Malaysia          -4.13          -10.43        -14.13
  ..............................................................................
  Mexico            15.25           -0.98         14.12
  ..............................................................................
  Netherlands       25.96           -3.95         20.99
  ..............................................................................
  Norway             5.91           -6.13         -0.59
  ..............................................................................
  Sweden            29.12           -3.29         24.88
  ..............................................................................
  United Kingdom    23.74           -0.29         23.38
  ..............................................................................

  Source: FAME Information Services, Inc.; using MSCI indices.

     company that is enjoying strong profit growth as it increases penetration of a fragmented market. The company stock sells at 14 times this year's earnings but is capable of growing by 18% per year going forward. In Switzerland, we happily continue to hold major positions in Disetronic Holdings, an insulin pump manufacturer; Swisslog Holding, a specialist in turnkey logistics; and SMH Neuenburg, maker of Swatch timepieces, which is growing at 15% and throwing off large amounts of free cash flow.

     Elsewhere in Europe, we increased your fund's exposure to France and Norway to 4.7% and 3.3% of assets, respectively, while paring Spain to only 1.1%. In France, we added Carbone Lorraine, a manufacturer of electrochemical components. Steady expansion, small acquisitions, and improving margins should allow this company to grow at more than 20% in the next few years and yet it trades at only 14 times earnings. We also added Leon de Bruxelles, a fast-expanding restaurant chain specializing in mussels. This company is a play on the consolidation of the European restaurant industry (as is Pizza Express in the U.K.). In Spain, we took profits in vending machine operator Azkoyen and security specialist Prosegur Seguridad: both had performed well in the recent past and appeared expensive.

--------------------------------------------------------------------------------
  INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                            Percent of Net Assets
                             10/31/97   4/30/98
--------------------------------------------------------------------------------
  Services                    32.7%      35.6%
 ................................................................................
  Capital Equipment           26.4       29.5
 ................................................................................
  Consumer Goods              13.6       14.0
 ................................................................................
  Finance                      9.4        7.2
 ................................................................................
  Materials                    5.8        3.0
 ................................................................................
  Multi-industry               2.1        2.7
 ................................................................................
  Energy                       2.0          -
 ................................................................................
  All Other                    0.8        2.5
 ................................................................................
  Reserves                     7.2        5.5
--------------------------------------------------------------------------------
  Total                      100.0%     100.0%


     Japan

     The economic outlook in Japan worsened, and high levels of government spending later this year are likely to do little more than prevent a headlong fall into deep recession. The difficulties of the domestic financial system and the economic woes of the rest of Asia only exacerbated existing problems. Given this backdrop, we reduced your fund's exposure to this market from 14% of assets six months ago to 11% currently. We concentrated the remaining holdings in high-quality smaller companies that have product, management, and valuation characteristics similar to their European counterparts. Larger holdings included Nidec, which has a 70% market share in spindle motors for hard disk drives. This company not only is expanding rapidly through organic growth but also is making acquisitions that expand its product line in a sensible fashion. Its president has aligned his interests with those of other shareholders by owning 10% of the company.

     Areas of emphasis included several beneficiaries of financial deregulation efforts, such as Nichiei and Promise; specialist retailers Circle K Japan and Matsumotokiyoshi; and software developers Fuji Soft ABC and Computer Engineering & Consulting. The latter two, which are recent additions, are benefiting from a trend to outsource software services and may also gain a flood of business from the belated recognition of the Year 2000 problem. Selectively, Japanese smaller companies have become much more aware of the need to take shareholders' interests seriously. Rohto Pharmaceutical, an ophthalmic medicine firm, announced a share buyback and a stock option program for senior employees this year. By American standards these moves are hardly unusual, but by Japanese standards they mark a watershed in the attitude of management.

     Southeast Asia and Latin America

     Your fund's exposure to the smaller markets of the Far East has been slashed: on April 30, Hong Kong stood at just over 2% of assets while other country weightings were even smaller. The regional currency crisis of late 1997 darkened the economic outlook, and we think investors will be disappointed by the slow pace at which stability returns. We have also had difficulty finding businesses that can generate cash flow or that offer good management and reasonable balance sheets. Better news existed on the Asian periphery: we increased the weighting in Australia to 4.1% and in India to 2.1% of assets over the last six months. In Australia, we found interesting entrepreneurial companies in growth areas such as the media (Prime Television) and financial services (Tyndall Australia), while in India we were excited by the dynamism in the local software (HCL Infosystems) and health care (Ranbaxy Laboratories) industries.

     Following good performance last year, we reduced the weighting in Latin America to a very low level, which reflects the market dominance of large-cap firms and the difficulty of identifying interesting small-caps there.

INVESTMENT OUTLOOK

     While performing well at times, smaller companies have been left behind by the global market dominance of large-cap stocks that we have seen in recent years. The acceleration of that trend at the end of 1997 left a wide range of attractive smaller growth companies selling at compelling valuations. The companies in your fund may see earnings growth of 22% this year for which we are paying on average a price-to-earnings multiple of only 17. Their return on equity may reach 20% but their price is only 3.2 times their book value. These relationships are substantially better than the same figures for large international companies, where growth tends to be slower and valuations higher.

     In a world where deregulation and corporate liberalization hold sway, increased opportunity falls not just to larger companies but also to their smaller brethren. There has been a better trend in smaller-company performance so far this year, and we are hopeful that investors are becoming aware of this fact.



     Respectfully submitted,


     /s/ Martin G. Wade

     Martin G. Wade
     President

     May 20, 1998

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       4/30/98
  ------------------------------------------------------------------------------
  Ashtead Group, United Kingdom                                            3.0%
  ..............................................................................
  Select Appointment, United Kingdom                                       2.4
  ..............................................................................
  Corporate Services Group, United Kingdom                                 2.4
  ..............................................................................
  Mayflower, United Kingdom                                                2.3
  ..............................................................................
  Devro International, United Kingdom                                      2.3
  ------------------------------------------------------------------------------

  Serco Group, United Kingdom                                              2.2
  ..............................................................................
  Tomra Systems, Norway                                                    2.2
  ..............................................................................
  CRT Group, United Kingdom                                                2.1
  ..............................................................................
  Konecranes International, Finland                                        2.0
  ..............................................................................
  Gewiss, Italy                                                            1.9
  ------------------------------------------------------------------------------

  Swisslog Holding, Switzerland                                            1.9
  ..............................................................................
  Sixt, Germany                                                            1.8
  ..............................................................................
  Greggs, United Kingdom                                                   1.8
  ..............................................................................
  Ahrend, Netherlands                                                      1.6
  ..............................................................................
  Bodycote International, United Kingdom                                   1.4
  ------------------------------------------------------------------------------

  Carbone Lorraine, France                                                 1.4
  ..............................................................................
  Pfeiffer Vacuum Technology, Germany                                      1.4
  ..............................................................................
  Freepages Group, United Kingdom                                          1.3
  ..............................................................................
  Boewe Systec, Germany                                                    1.3
  ..............................................................................
  Disetronic Holdings, Switzerland                                         1.2
  ------------------------------------------------------------------------------

  Harvey Nichols Group, United Kingdom                                     1.2
  ..............................................................................
  Leon de Bruxelles, France                                                1.2
  ..............................................................................
  GTI, Netherlands                                                         1.2
  ..............................................................................
  Eurobike, Germany                                                        1.2
  ..............................................................................
  Merkantildata, Norway                                                    1.1
  ------------------------------------------------------------------------------

  Total                                                                   43.8%

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     INTERNATIONAL DISCOVERY FUND
     ---------------------------------------------------------------------------

                            [LINE GRAPH APPEARS HERE]

                   MSCI Eafe     TRP International Discovery Fund

     12/30/88        10000                    10000
      4/30/89        10128                    10810
      4/30/90         8827                    13524
      4/30/91         9243                    14225
      4/30/92         8487                    14106
      4/30/93        10359                    14672
      4/30/94        12114                    18615
      4/30/95        12827                    16081
      4/30/96        14333                    17772
      4/30/97        14248                    19053
      4/30/98        16988                    21433


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                         Since   Inception
     Periods Ended 4/30/98            1 Year    3 Years   5 Years    Inception        Date
     ----------------------------------------------------------------------------------------
     International Discovery Fund     12.49%    10.05%     7.87%       8.51%        12/30/88
     ........................................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                           6 Months       Year                                  Ten Months++     Year
                              Ended      Ended                                       Ended      Ended
                            4/30/98   10/31/97   10/31/96   10/31/95   10/31/94   10/31/93   12/31/92
NET ASSET VALUE
Beginning of period       $   16.11   $  15.97   $  14.43   $  17.63   $  16.16   $  11.68   $  12.99
                          .............................................................................

Investment activities
 Net investment income         0.01       0.02       0.07       0.10       0.04       0.07*      0.13*
 Net realized and
 unrealized gain (loss)        2.21       0.25       1.59      (2.38)      1.52       4.41      (1.31)
                          .............................................................................
 Total from
 investment activities         2.22       0.27       1.66      (2.28)      1.56       4.48      (1.18)
                          .............................................................................
Distributions
 Net investment income           --      (0.07)     (0.10)     (0.06)     (0.07)        --      (0.13)
 Net realized gain            (0.25)     (0.06)     (0.02)     (0.87)     (0.02)        --         --
                          .............................................................................
 Total distributions          (0.25)     (0.13)     (0.12)     (0.93)     (0.09)        --      (0.13)
                          .............................................................................
Redemption fees added
 to paid-in-capital              --         --         --       0.01         --         --         --

NET ASSET VALUE
End of period             $   18.08   $  16.11   $  15.97   $  14.43   $  17.63   $  16.16   $  11.68
                          =============================================================================

Ratios/Supplemental Data

Total return                  14.10%      1.69%     11.60%    (13.06)%     9.67%     38.36%*    (9.08)%*
 ........................................................................................................
Ratio of expenses to
average net assets             1.43%+     1.41%      1.45%      1.50%      1.50%      1.50%*+    1.50%*
 .......................................................................................................
Ratio of net investment
income to average
net assets                     0.10%+     0.13%      0.40%      0.55%      0.38%      0.81%+*    1.07%*
 .......................................................................................................
Portfolio turnover rate        20.6%      72.7%      52.0%      43.5%      57.4%      71.8%+     38.0%
 .......................................................................................................
Average commission
rate paid                 $  0.0076   $ 0.0008   $ 0.0013   $      -   $      -   $      -   $      -
 .......................................................................................................
Net assets, end of period
(in thousands)            $ 252,024   $254,430   $325,639   $325,374   $503,442   $329,001   $166,362
 .......................................................................................................

* Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through 12/31/93.
+    Annualized.
++   The fund's fiscal year-end was changed to 10/31.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1998


-----------------------
STATEMENT OF NET ASSETS                                 Shares/Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

      AUSTRALIA  4.1%

      Common Stocks and Rights  4.1%

      Austrim                                            615,290      $  1,332
      ..........................................................................
      BRL Hardy                                          200,602           701
      ..........................................................................
      Foodland Associated                                 99,000           717
      ..........................................................................
      Harvey Norman Holdings                             108,312           552
      ..........................................................................
      Lang Corporation                                   841,000           933
      ..........................................................................
      Novogen                                            442,000           911
      ..........................................................................
      Novus Petroleum                                    400,079           833
      ..........................................................................
      Prime Television                                   621,628         1,419
      ..........................................................................
      Skilled Engineering                                639,211           792
      ..........................................................................
      Sonic Healthcare                                   430,309           575
      ..........................................................................
      Stanilite Pacific *                                209,476             0
      ..........................................................................
      Tyndall Australia                                  912,978         1,578
      ..........................................................................
      Tyndall Australia, Rights, 5/14/98 *                91,297            37
      ..........................................................................
      Total Australia (Cost $11,315)                                    10,380
                                                                    ............

      BRAZIL  1.5%

      Common Stocks  0.4%

      Cia Paranaense de Energia Copel                 32,515,000           375
      ..........................................................................
      Electricidade de Rio de Janeiro *              867,417,000           630
      ..........................................................................
      Telecomunicacoes de Minas Gerais                   149,683            16
      ..........................................................................
                                                                         1,021
                                                                    ............
      Preferred Stocks  1.1%

      Banco Nacional *                                45,992,000             0
      ..........................................................................
      Electropaulo Metropolitana                       2,286,000           269
      ..........................................................................
      Empresa Bandeirante de Energia *                 2,286,000            78
      ..........................................................................
      Empresa Metropolitana de Aguas e Energia *       2,286,000             4
      ..........................................................................
      Empresa Paulista Transmissao do Energia
       Electrica *                                     2,286,000            16
      ..........................................................................
      Telecomunicacoes de Minas Gerais (Class B)       7,602,839         1,173
      ..........................................................................
      Telecomunicacoes do Parana                         940,743           537
      ..........................................................................
      Telecomunicacoes do Rio de Janeiro               4,553,874           717
      ..........................................................................
                                                                         2,794
                                                                    ............
      Total Brazil (Cost $3,265)                                         3,815
                                                                    ............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                            Shares/Par         Value
--------------------------------------------------------------------------------------
                                                                        In thousands
      CHILE  0.1%

      Common Stocks  0.1%
      Chilquinta ADR (USD)                                      18,494  $        219
      ................................................................................
      Santa Isabel ADR (USD) *                                   4,525            75
      ................................................................................
      Total Chile (Cost $435)                                                    294
                                                                        ..............

      CHINA  0.5%

      Common Stocks  0.4%
      Shenzhen Expressway (Class H) (HKD) *                  3,332,000           914
      ................................................................................
                                                                                 914
                                                                        ..............
      Convertible Bonds  0.1%
      Qingling Motors, 3.50%, 1/22/02 (USD)                    529,000           394
      ................................................................................
                                                                                 394
                                                                        ..............
      Total China (Cost $1,557)                                                1,308
                                                                        ..............

      FINLAND  2.0%

      Common Stocks  2.0%
      Konecranes International                                 107,260         5,120
      ................................................................................
      Total Finland (Cost $4,558)                                              5,120
                                                                        ..............

      FRANCE  4.7%

      Common Stocks and Warrants  4.7%
      Altran Technologies                                       11,792         1,881
      ................................................................................
      CET                                                       17,630           842
      ................................................................................
      Carbone Lorraine                                           8,460         3,469
      ................................................................................
      Europeenne des Casinos *                                  18,509           142
      ................................................................................
      Europeenne des Casinos, Warrants, 4/30/03 *               18,509         1,597
      ................................................................................
      Leon de Bruxelles *                                       28,970         3,060
      ................................................................................
      Television Francaise                                       6,816           958
      ................................................................................
      Total France (Cost $9,027)                                              11,949
                                                                        ..............

      GERMANY  7.9%

      Common Stocks  7.1%
      Boewe Systec                                              67,390         3,154
      ................................................................................
      Eurobike                                                 125,390         3,005
      ................................................................................

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--------------------------------------------------------------------------------

                                                            Shares/Par         Value
---------------------------------------------------------------------------------------
                                                                        In thousands
      Loesch                                                    17,043  $        518
      .................................................................................
      Pfeiffer Vacuum Technology ADR (USD) *                    48,605         3,445
      .................................................................................
      Rofin-Sinar Technologies (USD) *                         125,559         2,817
      .................................................................................
      Sartorius                                                    475           249
      .................................................................................
      Sixt                                                      36,295         4,611
      .................................................................................
                                                                              17,799
                                                                        ...............
      Preferred Stocks  0.8%
      Rhon Klinikum                                             19,670         2,028
      .................................................................................
                                                                               2,028
                                                                        ...............
      Total Germany (Cost $13,040)                                            19,827
                                                                        ...............

      HONG KONG  2.4%

      Common Stocks and Warrants  2.4%
      Esprit Holdings                                        1,938,000           769
      .................................................................................
      Giordano International                                 2,310,000           537
      .................................................................................
      HKR International, Warrants, 6/23/00 *                   725,200            88
      .................................................................................
      Lai Sun Development, Warrants, 3/23/99 *                 360,900             1
      .................................................................................
      Lai Sun Hotels International, Warrants, 4/30/99 *        269,906             2
      .................................................................................
      Legend Holdings *                                      2,166,000           930
      .................................................................................
      Moulin International Holding                           6,820,158           660
      .................................................................................
      QPL International                                      1,160,000           502
      .................................................................................
      Road King Infrastructure                                 700,000           651
      .................................................................................
      Sa Sa International Holdings                           2,668,000           500
      .................................................................................
      Smartone Telecommunications                              226,000           594
      .................................................................................
      Vtech Holdings                                           194,600           683
      .................................................................................
      Total Hong Kong (Cost $8,086)                                            5,917
                                                                        ...............

      INDIA  2.1%

      Common Stocks  2.1%
      HCL Infosystems                                           80,200           284
      .................................................................................
      HDF Corporation *                                          6,500           528
      .................................................................................
      Hindustan Lever                                           21,000           834
      .................................................................................
      Hindustan Petroleum                                       50,800           518
      .................................................................................
      Industrial Credit & Investment Corporation of India *    596,450         1,554
      ..................................................................................
      Mahanagar Telephone                                      183,000         1,161
      ..................................................................................
      Ranbaxy Laboratories                                      29,650           495
      ..................................................................................

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--------------------------------------------------------------------------------

                                                            Shares/Par         Value
----------------------------------------------------------------------------------------
                                                                        In thousands
      State Bank of India                                        3,000  $         22
      ..................................................................................
      Total India (Cost $5,162)                                                5,396
                                                                        ................

      INDONESIA  0.1%

      Common Stocks  0.1%
      Gulf Indonesia Resources (USD) *                          15,000           231
      ..................................................................................
      Total Indonesia (Cost $292)                                                231
                                                                        ................

      IRELAND  1.8%

      Common Stocks  1.8%
      Arnotts                                                  215,830         1,900
      ..................................................................................
      Irish Permanent                                          194,560         2,594
      ..................................................................................
      Total Ireland (Cost $4,569)                                              4,494
                                                                        ................


      ITALY  2.5%

      Common Stocks  2.5%
      Gewiss                                                   196,902         4,846
      ..................................................................................
      Gucci Group (USD)                                         31,333         1,459
      ..................................................................................
      Total Italy (Cost $5,253)                                                6,305
                                                                        ................


      JAPAN  11.2%

      Common Stocks  11.2%
      Apollo Electronics                                        30,000           227
      ..................................................................................
      Chofu Seisakusho                                          20,200           299
      ..................................................................................
      Circle K Japan                                            16,240           669
      ..................................................................................
      Computer Engineering & Consulting                         18,000           241
      ..................................................................................
      Disco                                                     20,000           574
      ..................................................................................
      FCC                                                       72,500           679
      ..................................................................................
      Fuji Machine                                              48,000         1,371
      ..................................................................................
      Fuji Soft ABC                                              6,400           228
      ..................................................................................
      Fujimi                                                    19,030           764
      ..................................................................................
      Hirose Electric                                           24,400         1,233
      ..................................................................................
      Hokuto Corporation                                        13,100           356
      ..................................................................................
      Horiba                                                    22,000           251
      ..................................................................................
      Hoya                                                      37,000         1,225
      ..................................................................................

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--------------------------------------------------------------------------------

                                                            Shares/Par         Value
----------------------------------------------------------------------------------------
                                                                        In thousands
      Japan Airport Terminal                                    27,000  $        169
      ..................................................................................
      Japan Living Service                                      11,000            23
      ..................................................................................
      KOA                                                       49,000           485
      ..................................................................................
      Kawasumi Laboratories                                    106,000         1,654
      ..................................................................................
      Keyence                                                    7,200           970
      ..................................................................................
      Kirin Beverage                                            37,000           724
      ..................................................................................
      Lasertec                                                  17,000           385
      ..................................................................................
      Mabuchi Motor                                             19,900         1,152
      ..................................................................................
      Marukyo                                                   33,000           190
      ..................................................................................
      Matsumotokiyoshi                                          21,800           753
      ..................................................................................
      Meitec                                                    22,200           730
      ..................................................................................
      Nichicon                                                  56,000           609
      ..................................................................................
      Nichiei                                                   14,410         1,122
      ..................................................................................
      Nidec                                                     23,600         1,266
      ..................................................................................
      Nippon Denwa Shisetsu                                     97,000           407
      ..................................................................................
      Noritsu Koki                                              32,000           955
      ..................................................................................
      Otsuka Kagu                                                5,600           256
      ..................................................................................
      Paris Miki                                                51,700           832
      ..................................................................................
      Promise                                                   14,400           731
      ..................................................................................
      Rohto Pharmaceutical                                     108,000           877
      ..................................................................................
      Ryohin Keikaku                                             6,000           512
      ..................................................................................
      Santen Pharmaceutical                                     55,000           553
      ..................................................................................
      Seiko                                                     16,000            65
      ..................................................................................
      Shinkawa                                                  38,000           660
      ..................................................................................
      Shohkoh Fund                                               1,900           604
      ..................................................................................
      Tachihi Enterprise                                        13,000           308
      ..................................................................................
      Toa Medical Electronics                                   61,000           532
      ..................................................................................
      Toc                                                      108,150         1,005
      ..................................................................................
      Toppan Forms                                              85,000         1,021
      ..................................................................................
      Watami Food Service                                       13,000           269
      ..................................................................................
      Zuiko                                                     27,000           202
      ..................................................................................
      Total Japan (Cost $33,269)                                              28,138
                                                                        ................

      MEXICO  0.8%

      Common Stocks  0.8%
      Control Commercial Mexicana, Units (Each unit consists
          of 3 Class B shares and 1 Class C share)             336,590           417
      ..................................................................................

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--------------------------------------------------------------------------------

                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands


      Gruma (Class B) *                                  48,960  $         113
      ..........................................................................
      Grupo Elektra                                     301,520            431
      ..........................................................................
      Grupo Industrial Maseca (Class B)                 632,313            456
      ..........................................................................
      Sigma Alimentos (Class B)                          32,700            532
      ..........................................................................
      Total Mexico (Cost $1,929)                                         1,949
                                                                 ...............


      NETHERLANDS  7.1%

      Common Stocks  7.1%

      Aalberts Industries                                70,840          2,048
      ..........................................................................
      Ahrend *                                          117,124          4,059
      ..........................................................................
      Atag                                               37,750          2,616
      ..........................................................................
      Athlon *                                           11,506          1,619
      ..........................................................................
      Draka Holdings                                     28,905          1,252
      ..........................................................................
      GTI *                                              80,820          3,021
      ..........................................................................
      Getronics                                          20,402            903
      ..........................................................................
      Otra                                              128,480          2,353
      ..........................................................................
      Total Netherlands (Cost $14,573)                                  17,871
                                                                 ...............


      NEW ZEALAND  1.6%

      Common Stocks  1.6%

      Corporate Investments                           2,838,000          1,387
      ..........................................................................
      Independent Newspapers                            159,000            676
      ..........................................................................
      Sky City                                          317,000            893
      ..........................................................................
      Warehouse Group                                   557,900          1,131
      ..........................................................................
      Total New Zealand (Cost $5,100)                                    4,087
                                                                    ............


      NORWAY  3.3%

      Common Stocks  3.3%

      Merkantildata                                     223,920         2,823
      ..........................................................................
      Tomra Systems                                     172,620         5,556
      ..........................................................................
      Total Norway (Cost $3,546)                                        8,379
                                                                    ............


      PHILIPPINES  0.2%

      Common Stocks  0.2%

      La Tondena Distillers                             324,400           251
      ..........................................................................

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--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands


      Universal Robina                                  1,506,000  $       285
      ..........................................................................
      Total Philippines (Cost $1,468)                                      536
                                                                   .............


      SINGAPORE  0.1%

      Common Stocks  0.1%

      Clipsal (USD)                                       228,000          328
      ..........................................................................
      Total Singapore (Cost $643)                                          328
                                                                   .............


      SPAIN  1.1%

      Common Stocks  1.1%

      Azkoyen                                              10,325        1,413
      ..........................................................................
      Prosegur Seguridad                                  115,177        1,437
      ..........................................................................
      Total Spain (Cost $2,529)                                          2,850
                                                                   .............


      SWEDEN  3.9%

      Common Stocks  3.9%

      ADB Gruppen Mandator                                 86,370        2,499
      ..........................................................................
      Assa-Abloy (Class B)                                 78,868        2,751
      ..........................................................................
      Atle                                                112,290        2,103
      ..........................................................................
      Securitas (Class B)                                  64,500        2,374
      ..........................................................................
      Total Sweden (Cost $6,329)                                         9,727
                                                                   .............


      SWITZERLAND  6.5%

      Common Stocks  6.5%

      Bucher Holding                                        1,320        1,522
      ..........................................................................
      Disetronic Holdings                                   1,113        3,138
      ..........................................................................
      Gurit Heberlien                                         460        1,640
      ..........................................................................
      Komax *                                               1,670          896
      ..........................................................................
      SMH Neuenburg                                         3,722        2,428
      ..........................................................................
      Swisslog Holding                                     44,860        4,784
      ..........................................................................
      Valora Holdings                                       7,350        1,920
      ..........................................................................
      Total Switzerland (Cost $11,941)                                  16,328
                                                                   .............

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--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                   In thousands


      TAIWAN  1.5%

      Common Stocks  1.5%

      Bank Sino Pacific                                 1,025,067  $       746
      ..........................................................................
      Chuntex Electronics                                 165,000          303
      ..........................................................................
      Compal Electronics                                  188,500          820
      ..........................................................................
      Far East Textile                                    261,000          238
      ..........................................................................
      Far Eastern Silo & Shipping                         420,000          397
      ..........................................................................
      Hon Hai Precision Industry                           71,000          414
      ..........................................................................
      Hung Poo Construction                               285,600          418
      ..........................................................................
      Taishin International Bank                          515,403          363
      ..........................................................................
                                                                         3,699
                                                                   .............

      Preferred Stocks  0.0%

      Taishin International Bank*                         130,956           85
      ..........................................................................
                                                                            85
                                                                   .............
      Total Taiwan (Cost $3,899)                                         3,784
                                                                   .............


      THAILAND  0.4%

      Common Stocks  0.4%

      Dusit Thani                                         165,000          211
      ..........................................................................
      Royal Orchid Hotel                                  560,900          254
      ..........................................................................
      Siam Makro                                          291,000          478
      ..........................................................................
      Thai Wah Resort Development                         277,900          124
      ..........................................................................
      Total Thailand (Cost $1,137)                                       1,067
                                                                   .............


      UNITED KINGDOM  27.0%

      Common Stocks  26.8%

      Ashtead Group                                     1,678,996        7,583
      ..........................................................................
      Bodycote International                              181,043        3,610
      ..........................................................................
      CRT Group                                           733,422        5,361
      ..........................................................................
      Carpetright                                         241,000        1,395
      ..........................................................................
      Chamberlain Phipps *                                134,000            0
      ..........................................................................
      Corporate Services Group                          1,519,250        6,048
      ..........................................................................
      Devro International                                 632,500        5,745
      ..........................................................................
      Freepages Group *                                 5,362,412        3,229
      ..........................................................................
      Greggs                                              108,000        4,471
      ..........................................................................
      Harvey Nichols Group                                694,000        3,088
      ..........................................................................

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--------------------------------------------------------------------------------

                                                            Shares/Par         Value
--------------------------------------------------------------------------------------
                                                                        In thousands

      Hozelock Group                                           209,679  $      1,115
      ................................................................................
      JBA Holdings                                             235,836         2,130
      ................................................................................
      Mayflower                                              1,460,000         5,910
      ................................................................................
      N Brown Group                                            126,340           803
      ................................................................................
      Pentos *                                                 733,333             0
      ................................................................................
      Pizza Express                                            208,000         2,718
      ................................................................................
      Powerscreen International                                308,000           953
      ................................................................................
      Regal Hotel Group                                      2,120,906         1,534
      ................................................................................
      Select Appointment                                       439,935         6,167
      ................................................................................
      Serco Group                                              283,000         5,595
      ................................................................................
                                                                              67,455
                                                                   ...................

      Preferred Stocks  0.2%

      Regal Hotel Group, Cv. Loan Stock, 8.00%, 6/30/01        335,039           611
      ................................................................................
                                                                                 611
                                                                   ...................
      Total United Kingdom (Cost $46,014)                                     68,066
                                                                   ...................


      VIETNAM  0.1%

      Common Stocks  0.1%

      Lazard Vietnam Fund Limited (USD) *                      106,600           107
      ................................................................................
      Total Vietnam (Cost $320)                                                  107
                                                                   ...................


      SHORT-TERM INVESTMENTS  4.4%

      Money Market Funds  4.4%

      Reserve Investment Fund, 5.65%                        11,080,303        11,080
      ................................................................................
      Total Short-Term Investments (Cost $11,080)                             11,080
                                                                   ...................

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--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands



 Total Investments in Securities

 98.9% of Net Assets (Cost $210,336)                              $    249,333

 Other Assets Less Liabilities                                           2,691
                                                                  .............

 NET ASSETS                                                       $    252,024
                                                                  -------------

 Net Assets Consist of:
 Accumulated net investment income - net of distributions         $        117
 Accumulated net realized gain/loss - net of distributions               6,218
 Net unrealized gain (loss)                                             38,913
 Paid-in-capital applicable to 13,940,365 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
      of the Corporation authorized                                    206,776
                                                                  .............

 NET ASSETS                                                       $    252,024
                                                                  -------------

 NET ASSET VALUE PER SHARE                                        $      18.08
                                                                  -------------


    *  Non-income producing
  HKD  Hong Kong dollar
  USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.


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--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                      6 Months
                                                                         Ended
                                                                       4/30/98
  Investment Income
  Income
   Dividend (net of foreign taxes of $ 184)                       $      1,457
   Interest (net of foreign taxes of $ 6)                                  355
                                                                  .............
   Total income                                                          1,812
                                                                  .............
  Expenses
   Investment management                                                 1,271
   Shareholder servicing                                                   265
   Custody and accounting                                                  105
   Prospectus and shareholder reports                                       22
   Registration                                                             14
   Legal and audit                                                          14
   Directors                                                                 3
   Miscellaneous                                                             1
                                                                  .............
   Total expenses                                                        1,695
                                                                  .............
  Net investment income                                                    117
                                                                  .............

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
   Securities                                                            6,747
   Foreign currency transactions                                          (552)
                                                                  .............
   Net realized gain (loss)                                              6,195
                                                                  .............
  Change in net unrealized gain or loss
   Securities                                                           24,912
   Other assets and liabilities
   denominated in foreign currencies                                       174
                                                                  .............
   Change in net unrealized gain or loss                                25,086
                                                                  .............
  Net realized and unrealized gain (loss)                               31,281
                                                                  .............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     31,398
                                                                  -------------


The accompanying notes are an integral part of these financial statements.


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--------------------------------------------------------------------------------
Unaudited


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                       6 Months           Year
                                                          Ended          Ended
                                                        4/30/98       10/31/97
  Increase (Decrease) in Net Assets

  Operations
   Net investment income                             $      117    $       403
   Net realized gain (loss)                               6,195         21,686
   Change in net unrealized gain or loss                 25,086        (13,345)
                                                     ..........................
   Increase (decrease) in net assets from operations     31,398          8,744
                                                     ..........................

  Distributions to shareholders
   Net investment income                                     --         (1,385)
   Net realized gain                                     (3,754)        (1,189)
                                                     ..........................
   Decrease in net assets from distributions             (3,754)        (2,574)
                                                     ..........................

  Capital share transactions*
   Shares sold                                           15,657         29,231
   Distributions reinvested                               3,562          2,392
   Shares redeemed                                      (49,315)      (109,073)
   Redemption fees received                                  46             71
                                                     ..........................
   Increase (decrease) in net assets from capital
   share transactions                                   (30,050)       (77,379)
                                                     ..........................

  Net Assets

  Increase (decrease) during period                      (2,406)       (71,209)
  Beginning of period                                   254,430        325,639
                                                     ..........................

  End of period                                      $  252,024    $   254,430
                                                     --------------------------
*Share information
   Shares sold                                              956          1,743
   Distributions reinvested                                 237            149
   Shares redeemed                                       (3,048)        (6,488)
                                                     ..........................
   Increase (decrease) in shares outstanding             (1,855)        (4,596)




The accompanying notes are an integral part of these financial statements.

22
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--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1998

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments open-end in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

23
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--------------------------------------------------------------------------------


     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1998, the value of loaned securities was $14,038,000; aggregate collateral consisted of $8,854,000 in the securities lending collateral pool and U.S. Treasury securities valued at $5,958,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $46,922,000 and $76,648,000, respectively, for the six months ended April 30, 1998.

24
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--------------------------------------------------------------------------------


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $210,336,000, and net unrealized gain aggregated $38,997,000, of which $59,770,000 related to appreciated investments and $20,773,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $222,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1998, and for the six months then ended, the effective annual group fee rates was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $279,000 for the six months ended April 30, 1998, of which $55,000 was payable at period-end.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held none of the shares of the International Discovery Fund at April 30, 1998. For the six months then ended, the fund was allocated no Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $292,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $17,952,000 with certain affiliates of the manager and paid commissions of $54,000 related thereto.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


      INVESTMENT SERVICES AND INFORMATION



               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person Available in T. Rowe Price Investor Centers.


               ACCOUNT SERVICES

               Checking Available on most fixed income funds ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic Withdrawal Scheduled, automatic redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


               DISCOUNT BROKERAGE*

               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


               INVESTMENT INFORMATION

               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond+
International Bond

MONEY MARKET FUNDS++
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *Formerly named Equity Index.
 **Formerly the closed-end New Age Media Fund. Converted to open-end status on
   7/28/97.
***Closed to new investors.
  +Formerly named Global Government Bond.
 ++Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE DISCOUNT BROKERAGE
--------------------------------------------------------------------------------

      DISCOUNT BROKERAGE
      A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC


          This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:


          Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

          Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

          Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.


           *Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.
          **Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:  1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price International Discovery
Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.